EXHIBIT 10(bb)

MASTER PLAN AMENDMENT

OF

XEROX CORPORATION SPONSORED PLANS

WHEREAS, Xerox Corporation (the “Company”) has heretofore adopted various employee benefit plans as defined in the Employee Retirement Income Security Act of 1974, as amended (the “Plans”); and

WHEREAS, the Company desires to amend the Plans as set forth below:

Xerox Corporation Accidental Death and Dismemberment Insurance Plan

Xerox Corporation Cafeteria Plan

Xerox Corporation Employee Stock Ownership Plan

Xerox Corporation Extended Long-Term Disability Income Plan

Xerox Corporation Long-Term Care Plan

Xerox Corporation Long-Term Disability Income Plan

Xerox Corporation Mid-Career Hire Executive Health Plan

Xerox Corporation Provisional Supplement Benefit Plan

Xerox Corporation Puerto Rico Insured Statutory Short-Term Disability Income Plan

Xerox Corporation Retiree Flex Plan

Xerox Corporation Retirement Income Guarantee Plan

Xerox Corporation Salary Redirection Plan

Xerox Corporation Savings Plan

Xerox Corporation Supplemental Retirement Income Guarantee Plan for

Highly-Compensated Pilots

Xerox Corporation Tuition Aid Plan

Xerox Corporation Unfunded Retirement Income Guarantee Plan

Xerox Corporation Unfunded Supplemental Executive Health Plan for Spouses

Xerox Corporation Vacation Purchase Plan

Xerox Corporation Welfare Plan

Xerox Dental Care Plan

Xerox Medical Care Plan

Xerox Medical Care Plan for Retired Employees (Old Plan)

Xerox Retiree Flex Health Care Plan

Xerox Retiree Health Care Plan (New Plan)

including any other employee benefit plans, if any, for which the Vice President, Human Resources, has named a Plan Administrator committee;

NOW, THEREFORE, the Plans are hereby amended by substituting the language below in the section of each Plan which provides a Limitations of Actions section to read in its entirety as follows:

“Any action brought in state or federal court (other than an alleged breach of fiduciary duty action which shall be governed by the terms of ERISA Section 413) must be commenced within one year after the cause of action accrues. This one-year limitation period includes, but is not limited to, any action for alleged: wrongful denial of Plan benefits, and any wrongful interference, modification, or termination of Plan benefits, rights, or features.”

The foregoing amendment is effective as of the date hereof. In all other respects the Plans shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer this 2nd day of May, 2011.

XEROX CORPORATION

By	/s/ TOM MADDISON
Vice President of Human Resources